UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                      Pursuant to Sections 13 and 15(d) of
                       the Securities Exchange Act of 1934



                                February 14, 2002
                Date of Report (Date of earliest event reported)


                          AMERADA HESS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                                                13-4921002
      Delaware                          1-1204                 (IRS Employer
(State of Incorporation)       (Commission File Number)      Identification No.)


                           1185 Avenue of the Americas
                            New York, New York 10036
                     (Address of Principal Executive Office)

                                 (212) 997-8500
              (Registrant's Telephone Number, Including Area Code)

                                (Not Applicable)
                         (Former Name or Former Address,
                          If Changed Since Last Report)

Item 5.   OTHER EVENTS

          On January 23, 2002, Amerada Hess Corporation issued a press release announcing its financial results for the fiscal quarter and the year ended December 31, 2001. Filed and incorporated herein by reference is the text of the press release dated January 23, 2002 which press release is attached hereto as
Exhibit 99.1.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)       Financial Statements:

              None.

(b)       Pro Forma Financial Information:

               None.

(c)       Exhibits:

               The following exhibit is filed as part of this Report to the extent described in Item 5.

               99.1 Press Release dated January 23, 2002.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AMERADA HESS CORPORATION


DATE:  February 14, 2002              By: /s/    John Y. Schreyer
                                          --------------------------------------
                                          Name:  John Y. Schreyer
                                          Title: Executive Vice President
                                                 and Chief Financial Officer